UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2016

Wells Fargo Commercial Mortgage Trust 2016-NXS6

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Natixis Real Estate Capital LLC

Silverpeak Real Estate Finance LLC

UBS AG

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-09	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code    (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 8.    Other Events.

Item 8.01.    Other Events.

On or about October 13, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-NXS6, Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2016-NXS6 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about October 13, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of fifty (50) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 29, 2016, between the Registrant and Natixis; certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 29, 2016, between the Registrant and Silverpeak; certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG, New York Branch”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 29, 2016, between the Registrant and UBS AG, New York Branch; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 29, 2016, between the Registrant and Wells Fargo.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, UBS Securities LLC, Academy Securities, Inc. and Natixis Securities Americas LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 29, 2016, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of September 29, 2016, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated September 30, 2016 and filed with the Securities and Exchange Commission on October 13, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled GS Mortgage Securities Trust 2016-GS3, Commercial Mortgage Pass-Through Certificates was issued by GS Mortgage Securities Trust 2016-GS3, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2016 (the “GSMS 2016-GS3

2

Pooling and Servicing Agreement”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 540 West Madison Special Servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, The Falls Whole Loan is a Non-Serviced Whole Loan, The Falls Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of The Falls Whole Loan is governed by the GSMS 2016-GS3 Pooling and Servicing Agreement and by The Falls Intercreditor Agreement (as defined below). The GSMS 2016-GS3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11 was issued by Morgan Stanley Capital I Trust 2016-UBS11, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2016 (the “MSCI 2016-UBS11 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Plaza Mexico – Los Angeles Whole Loan is a Non-Serviced Whole Loan, the Plaza Mexico – Los Angeles Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Los Angeles – Plaza Mexico Whole Loan is governed by the MSCI 2016-UBS11 Pooling and Servicing Agreement and by the Plaza Mexico – Los Angeles Intercreditor Agreement (as defined below). The MSCI 2016-UBS11 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5 was issued by SG Commercial Mortgage Securities Trust 2016-C5, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2016 (the “SGCMS 2016-C5 Pooling and Servicing Agreement”), between SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Peachtree Mall Whole Loan and the At Home Portfolio Whole Loan are Non-Serviced Whole Loans, the Peachtree Mall Mortgage Loan and the At Home Portfolio Mortgage Loan are Non-Serviced Mortgage Loans, and the servicing of the Peachtree Mall Whole Loan and the At Home Portfolio Whole Loan is governed by the SGCMS 2016-C5 Pooling and Servicing Agreement and by the Peachtree Mall Intercreditor Agreement (as defined below) and the At Home Portfolio Intercreditor Agreement (as defined below), respectively. The SGCMS 2016-C5 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

The holders of the promissory notes evidencing the QLIC Whole Loan (the “QLIC Noteholders”) entered into an agreement between noteholders, dated as of September 5, 2016 (the “QLIC Intercreditor Agreement”), between the QLIC Noteholders, which sets forth the respective rights of each QLIC Noteholder. The QLIC Intercreditor Agreement is attached hereto as Exhibit 99.8.

The holders of the promissory notes evidencing the Novo Nordisk Whole Loan (the “Novo Nordisk Noteholders”) and Natixis Real Estate Capital LLC entered into a co-lender and future funding indemnification agreement, dated as of October 13, 2016 (the “Novo Nordisk Intercreditor Agreement”), between the Novo Nordisk Noteholders and Natixis Real Estate Capital LLC, as future funding indemnitor, which sets forth the respective rights of each Novo Nordisk Noteholder and Natixis Real Estate Capital LLC as future funding indemnitor. The Novo Nordisk Intercreditor Agreement is attached hereto as Exhibit 99.9.

The holders of the promissory notes evidencing the Rentar Plaza Whole Loan (the “Rentar Plaza Noteholders”) entered into a co-lender agreement, dated as of October 13, 2016 (the “Rentar Plaza Intercreditor Agreement”), between the Rentar Plaza Noteholders, which sets forth the respective rights of each Rentar Plaza Noteholder. The Rentar Plaza Intercreditor Agreement is attached hereto as Exhibit 99.10.

3

The holders of the promissory notes evidencing The Falls Whole Loan (“The Falls Noteholders”) entered into an agreement between note holders, dated as of September 1, 2016 (“The Falls Intercreditor Agreement”), between The Falls Noteholders, which sets forth the respective rights of each The Falls Noteholder. The Falls Intercreditor Agreement is attached hereto as Exhibit 99.11.

The holders of the promissory notes evidencing the Plaza Mexico – Los Angeles Whole Loan (the “Plaza Mexico – Los Angeles Noteholders”) entered into a co-lender agreement, dated as of July 19, 2016 (the “Plaza Mexico – Los Angeles Intercreditor Agreement”), between the Plaza Mexico – Los Angeles Noteholders, which sets forth the respective rights of each Plaza Mexico – Los Angeles Noteholder. The Plaza Mexico – Los Angeles Intercreditor Agreement is attached hereto as Exhibit 99.12.

The holders of the promissory notes evidencing the 333 North Bedford Whole Loan (the “333 North Bedford Noteholders”) entered into a co-lender agreement, dated as of October 13, 2016 (the “333 North Bedford Intercreditor Agreement”), between the 333 North Bedford Noteholders, which sets forth the respective rights of each 333 North Bedford Noteholder. The 333 North Bedford Intercreditor Agreement is attached hereto as Exhibit 99.13.

The holders of the promissory notes evidencing the Sixty Soho Whole Loan (the “Sixty Soho Noteholders”) entered into a co-lender agreement, dated as of August 25, 2016 (the “Sixty Soho Intercreditor Agreement”), between the Sixty Soho Noteholders, which sets forth the respective rights of each Sixty Soho Noteholder. The Sixty Soho Intercreditor Agreement is attached hereto as Exhibit 99.14.

The holders of the promissory notes evidencing the Crate & Barrel Whole Loan (the “Crate & Barrel Noteholders”) entered into a co-lender agreement, dated as of September 22, 2016 (the “Crate & Barrel Intercreditor Agreement”), between the Crate & Barrel Noteholders, which sets forth the respective rights of each Crate & Barrel Noteholder. The Crate & Barrel Intercreditor Agreement is attached hereto as Exhibit 99.15.

The holders of the promissory notes evidencing the Peachtree Mall Whole Loan (the “Peachtree Mall Noteholders”) entered into an amended and restated agreement between note holders, dated as of September 15, 2016 (the “Peachtree Mall Intercreditor Agreement”), between the Peachtree Mall Noteholders, which sets forth the respective rights of each Peachtree Mall Noteholder. The Peachtree Mall Intercreditor Agreement is attached hereto as Exhibit 99.16.

The holders of the promissory notes evidencing the At Home Portfolio Whole Loan (the “At Home Portfolio Noteholders”) entered into an agreement between note holders, dated as of June 16, 2016 (the “At Home Portfolio Intercreditor Agreement”), between the At Home Portfolio Noteholders, which sets forth the respective rights of each At Home Portfolio Noteholder. The At Home Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.17.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	1.1	Underwriting Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, UBS Securities LLC, Academy Securities, Inc. and Natixis Securities Americas LLC.

	4.1	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
4

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 30, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC

99.3	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.

99.4	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.5	Pooling and Servicing Agreement, dated as of September 1, 2016, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 540 West Madison Special Servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer

99.6	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.7	Pooling and Servicing Agreement, dated as of July 1, 2016, between SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.8	Agreement Between Note Holders, dated as of September 5, 2016, by and among Natixis Real Estate Capital LLC, as initial note A-1 holder, Natixis Real Estate Capital LLC, as initial note A-2 holder, Natixis Real Estate Capital LLC, as initial note A-3 holder, Natixis Real Estate Capital LLC, as initial note A-4 holder, Natixis Real Estate Capital LLC, as initial note A-5 holder, Natixis Real Estate Capital LLC, as initial note A-6 holder, and Natixis Real Estate Capital LLC, as initial note B holder, relating to the QLIC Whole Loan.

99.9	Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Natixis Real Estate Capital LLC, as note A-3 holder, Natixis Real Estate Capital LLC, as note A-4 holder, Natixis Real Estate Capital LLC, as note A-5 holder, Natixis Real Estate Capital LLC, as note A-6 holder, Natixis Real Estate Capital LLC, as note A-7 holder, Natixis Real Estate Capital LLC, as note A-8 holder, Natixis Real Estate Capital LLC, as note A-9 holder, Natixis Real Estate Capital LLC, as note A-10 holder, Natixis Real Estate Capital LLC, as note A-11 holder, Natixis Real Estate Capital LLC, as note A-12 holder, Natixis Real Estate Capital LLC, as note A-13 holder, and Natixis Real Estate Capital LLC, as future funding indemnitor, relating to the Novo Nordisk Whole Loan.

99.10	Co-Lender Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Natixis Real Estate Capital LLC, as note A-3 holder, Natixis Real Estate Capital LLC, as note A-4 holder, and Natixis Real Estate Capital LLC, as note A-5 holder, relating to the Rentar Plaza Whole Loan.

5

99.11	Agreement Between Note Holders, dated as of September 1, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Goldman Sachs Mortgage Company, as initial note A-4 holder, relating to The Falls Whole Loan.

99.12	Co-Lender Agreement, dated as of July 19, 2016, between Natixis Real Estate Capital LLC, as initial note A-1 holder, Natixis Real Estate Capital LLC, as initial note A-2 holder, Natixis Real Estate Capital LLC, as initial note A-3 holder, Natixis Real Estate Capital LLC, as initial note A-4 holder, Natixis Real Estate Capital LLC, as initial note A-5 holder, and Natixis Real Estate Capital LLC, as initial note A-6 holder, relating to the Plaza Mexico – Los Angeles Whole Loan.

99.13	Co-Lender Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the 333 North Bedford Whole Loan.

99.14	Co-Lender Agreement, dated as of August 25, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Sixty Soho Whole Loan.

99.15	Co-Lender Agreement, dated as of September 22, 2016, by and between Natixis Real Estate Capital LLC, as senior noteholder, and Natixis Real Estate Capital LLC, as junior noteholder, relating to the Crate & Barrel Whole Loan.

99.16	Amended and Restated Agreement Between Note Holders, dated as of September 15, 2016, by and between Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, SPREF WH III LLC, as initial note A-3 holder, and SPREF WH III LLC, as initial note A-4 holder, relating to the Peachtree Mall Whole Loan.

99.17	Agreement Between Note Holders, dated as of June 16, 2016, between Silverpeak Real Estate Finance LLC, as initial note A-1 holder, and Silverpeak Real Estate Finance LLC, as initial note A-2 holder, relating to the At Home Portfolio Whole Loan.
6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: October 13, 2016

7

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, UBS Securities LLC, Academy Securities, Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 30, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC

99.3	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.

99.4	Mortgage Loan Purchase Agreement, dated as of September 29, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.5	Pooling and Servicing Agreement, dated as of September 1, 2016, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Trimont Real Estate Advisors, LLC, as 540 West Madison Special Servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer

99.6	Pooling and Servicing Agreement, dated as of August 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.7	Pooling and Servicing Agreement, dated as of July 1, 2016, between SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

99.8	Agreement Between Note Holders, dated as of September 5, 2016, by and among Natixis Real Estate Capital LLC, as initial note A-1 holder, Natixis Real Estate Capital LLC, as initial note A-2 holder, Natixis Real Estate Capital LLC, as initial note A-3 holder, Natixis Real Estate Capital LLC, as initial note A-4 holder, Natixis Real Estate Capital LLC, as initial note A-5 holder, Natixis Real Estate Capital LLC, as initial note A-6 holder, and Natixis Real Estate Capital LLC, as initial note B holder, relating to the QLIC Whole Loan.

8

99.9	Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Natixis Real Estate Capital LLC, as note A-3 holder, Natixis Real Estate Capital LLC, as note A-4 holder, Natixis Real Estate Capital LLC, as note A-5 holder, Natixis Real Estate Capital LLC, as note A-6 holder, Natixis Real Estate Capital LLC, as note A-7 holder, Natixis Real Estate Capital LLC, as note A-8 holder, Natixis Real Estate Capital LLC, as note A-9 holder, Natixis Real Estate Capital LLC, as note A-10 holder, Natixis Real Estate Capital LLC, as note A-11 holder, Natixis Real Estate Capital LLC, as note A-12 holder, Natixis Real Estate Capital LLC, as note A-13 holder, and Natixis Real Estate Capital LLC, as future funding indemnitor, relating to the Novo Nordisk Whole Loan.

99.10	Co-Lender Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, Natixis Real Estate Capital LLC, as note A-2 holder, Natixis Real Estate Capital LLC, as note A-3 holder, Natixis Real Estate Capital LLC, as note A-4 holder, and Natixis Real Estate Capital LLC, as note A-5 holder, relating to the Rentar Plaza Whole Loan.

99.11	Agreement Between Note Holders, dated as of September 1, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Goldman Sachs Mortgage Company, as initial note A-4 holder, relating to The Falls Whole Loan.

99.12	Co-Lender Agreement, dated as of July 19, 2016, between Natixis Real Estate Capital LLC, as initial note A-1 holder, Natixis Real Estate Capital LLC, as initial note A-2 holder, Natixis Real Estate Capital LLC, as initial note A-3 holder, Natixis Real Estate Capital LLC, as initial note A-4 holder, Natixis Real Estate Capital LLC, as initial note A-5 holder, and Natixis Real Estate Capital LLC, as initial note A-6 holder, relating to the Plaza Mexico – Los Angeles Whole Loan.

99.13	Co-Lender Agreement, dated as of October 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the 333 North Bedford Whole Loan.

99.14	Co-Lender Agreement, dated as of August 25, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Sixty Soho Whole Loan.

99.15	Co-Lender Agreement, dated as of September 22, 2016, by and between Natixis Real Estate Capital LLC, as senior noteholder, and Natixis Real Estate Capital LLC, as junior noteholder, relating to the Crate & Barrel Whole Loan.

99.16	Amended and Restated Agreement Between Note Holders, dated as of September 15, 2016, by and between Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, SPREF WH III LLC, as initial note A-3 holder, and SPREF WH III LLC, as initial note A-4 holder, relating to the Peachtree Mall Whole Loan.

99.17	Agreement Between Note Holders, dated as of June 16, 2016, between Silverpeak Real Estate Finance LLC, as initial note A-1 holder, and Silverpeak Real Estate Finance LLC, as initial note A-2 holder, relating to the At Home Portfolio Whole Loan.

9